Sarcos Takes Steps to Improve Efficiency, Reduce Cash Spend

Provides Second Quarter 2023 Preliminary Revenue

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Aligning workforce with targeted robotics solutions and end markets; eliminating non-essential positions
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Optimizing ongoing operations
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SaaS/AI emerging as important future revenue opportunity; building on years of AI software development
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Second quarter preliminary revenue of approximately $1.3 million
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Average monthly cash usage expected to decline to approximately $3.0 million in the first quarter 2024

SALT LAKE CITY – July 12, 2023 – Sarcos Technology and Robotics Corporation (“Sarcos” or “Company”) (NASDAQ: STRC and STRCW), a leader in the design, development, and manufacture of advanced robotic systems, solutions, and software that redefine human possibilities, today announced that it has further refined its sales strategy to focus on products that have the most potential for near-term revenue growth and strategic opportunities that show the greatest market traction and meet an acute customer need.

“We have initiated a more focused business plan, concentrating on solutions that we believe have the greatest alignment with customer demand and speed to market. These solutions consist of our Guardian® Sea Class, aviation and solar solutions, as well as advancing our AI software,” said Laura Peterson, Interim President and Chief Executive Officer of Sarcos. “We are realigning our operations to capitalize on the most promising revenue opportunities and end markets. We are also reducing expenses and headcount and consolidating our manufacturing footprint.

“These decisions are always difficult because they involve our colleagues, but we must be pragmatic about where we are as a company, the level of revenue we are producing and our cash usage. These business optimization efforts are expected to result in a marked decrease in cash spend and more streamlined operations.”

Optimization efforts include the following:

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Focusing on targeted robotics solutions for the subsea, aviation and solar end markets
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Forming new Advanced Technologies software business division to drive emerging SaaS/AI revenue opportunities; unit to be led by the Company’s Chief Technology Officer, Dr. Denis Garagić. This division will continue to advance Sarcos’ AI platform to support a broad range of industrial robots, Unmanned Aircraft Systems (UASs) and Unmanned Aerial Vehicles (UAVs).
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Realigning cost structure and reducing cash use by reorganizing the workforce and rationalizing spend across the business
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Optimizing manufacturing facilities: Pittsburgh manufacturing to be consolidated into Salt Lake City location

In conjunction with these initiatives, Sarcos conducted a thorough review of its organization and made the difficult but strategic decision to significantly reduce its headcount. The leaner structure matches the company’s refined focus and positions the Company for future growth, while reducing monthly average cash usage from approximately $6.5 million in the second quarter of 2023 to $3.0 million in the first quarter of 2024. As a result, approximately one-fourth of the Company’s approximately 300 employees will be let go across the company. The reduction in force is largely happening immediately and is expected to save approximately $14.1 million annually. A one-time charge of approximately $1.5 million will occur in the third quarter.

Sarcos New AI-Focused Business Division Advanced Technologies Ramping to Meet Increased Demand

The focus of the Advanced Technologies division will be the company’s AI and machine learning (ML) software platform for generalizable autonomy. The AI and ML platform will be designed to be usable across a variety of autonomous systems, including factory robots and drones. Advanced Technologies will have a market-led approach through collaboration with industry partners to accelerate the adoption of its innovative AI platform and related technologies.

Financial Discussion

“Our agreement with VideoRay, to provide underwater robotic systems combining VideoRay’s remotely operated vehicles and our Guardian® Sea Class system, continues and we anticipate sales of such systems in the second half of this year,”

continued Peterson. “We also continue to make progress developing our industry-specific solutions for solar panel installation and baggage handling, building upon the foundational technology and know-how in our Guardian family of robotic systems. However, the timeline to get commercial-ready industry-specific solutions to our customers is longer than we originally expected. This, coupled with the impact of the current macro climate, has extended the sales cycle, and we are not realizing revenue at the rate we anticipated this year. As such, we are announcing preliminary revenue of approximately $1.3 million for the second quarter of 2023. We are also withdrawing our prior full year revenue guidance.”

“With today’s announced actions, we are significantly reducing our cash usage to provide us the runway to continue developing our products and capitalize on anticipated demand. We intend to manage our average monthly cash usage to approximately $3.0 million in 2024.”

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About Sarcos Technology and Robotics Corporation

Sarcos Technology and Robotics Corporation (NASDAQ: STRC and STRCW) designs, develops, and manufactures a broad range of advanced mobile robotic systems, solutions, and software that redefine human possibilities and are designed to enable the safest most productive workforce in the world. Sarcos robotic systems operate in challenging, unstructured, industrial environments and include teleoperated robotic systems, a powered robotic exoskeleton, and software solutions that enable task autonomy. For more information, please visit www.sarcos.com and connect with us on LinkedIn at www.linkedin.com/company/sarcos.

Forward-Looking Statements

This press release contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, including statements regarding the Company’s products, revenue opportunities, customer demand and end markets, cash savings and future cash usage. Forward-looking statements are inherently subject to risks, uncertainties, and assumptions. Generally, statements that are not historical facts, including statements concerning possible or assumed future actions, business strategies, events, or results of operations, are forward-looking statements. These statements may be preceded by, followed by, or include the words “believes,” “estimates,” “expects,” “projects,” “forecasts,” “may,” “will,” “aim,” “should,” “seeks,” “plans,” “scheduled,” “anticipates,” “intends” or “continue” or similar expressions. Such forward-looking statements involve risks and uncertainties that may cause actual events, results, or performance to differ materially from those indicated by such statements. These forward-looking statements are based on Sarcos’ management’s current expectations and beliefs, as well as a number of assumptions concerning future events. However, there can be no assurance that the events, results, or trends identified in these forward-looking statements will occur or be achieved. Forward-looking statements speak only as of the date they are made, and Sarcos is not under any obligation and expressly disclaims any obligation, to update, alter or otherwise revise any forward-looking statement, whether as a result of new information, future events, or otherwise, except as required by law.

Readers should carefully review the statements set forth in the reports which Sarcos has filed or will file from time to time with the Securities and Exchange Commission (the “SEC”), in particular the risks and uncertainties set forth in the sections of those reports entitled “Risk Factors” and “Cautionary Note Regarding Forward-Looking Statements,” for a description of risks facing Sarcos and that could cause actual events, results or performance to differ from those indicated in the forward-looking statements contained herein. The documents filed by Sarcos with the SEC may be obtained free of charge at the SEC’s website at www.sec.gov.

Sarcos Media and Investor Contacts:

Media: mediarelations@sarcos.com

Investors: STRC@finprofiles.com